GOLDMAN SACHS VARIABLE INSURANCE TRUST

Advisor, Institutional, and Service Shares

of the

Goldman Sachs Multi-Strategy Alternatives Portfolio

(the “Portfolio”)

Supplement dated May 24, 2021 to the

Prospectuses and Statement of Additional Information (“SAI”), each dated April 30, 2021, as supplemented to date

Effective immediately, Christopher Lvoff no longer serves as a portfolio manager for the Portfolio. Neill Nuttall will continue to serve as a portfolio manager for the Portfolio.

Accordingly, effective immediately, all references to Mr. Lvoff in the Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses and SAI for future reference.

VITMSATBDSTK 05-21